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                                 Exhibit 99(c)

                           ORION PICTURES CORPORATION
                             1888 Century Park East
                         Los Angeles, California  90067




                                August 31, 1994


MCEG Sterling Incorporated
1888 Century Park East, Suite 1777
Los Angeles, California  90067

The Actava Group, Inc.
4900 Georgia-Pacific Center
Atlanta, Georgia  30303


Gentlemen:

                 This letter sets forth our understanding with respect to a contemplated transaction (the "Proposed Transaction") among Orion Pictures Corporation, a Delaware corporation ("Orion"), MCEG Sterling Incorporated, a Delaware corporation ("Sterling"), and The Actava Group, Inc. a Delaware corporation ("Actava").

                 1        The Proposed Transaction.  The Proposed Transaction
will have the principal terms set forth on Exhibit A hereto.

                 2. Conditions. Consummation of the Proposed Transaction is subject to the following conditions: (i) execution and delivery of definitive agreements providing for the Proposed Transaction containing representations, warranties, covenants and closing conditions which are mutually acceptable to the parties hereto, (ii) approval of the Proposed Transaction by the Board of Directors and stockholders of Orion, Sterling and Actava, (iii) satisfaction by Orion of its legal and financial due diligence review of Sterling, (iv) satisfaction by Sterling of its legal and financial due diligence review of Orion and Actava, (v) consummation of (a) the proposed transaction between Actava and Orion which is the subject of the letter dated as of the date hereof between Actava and Orion, a copy of which is attached as Exhibit B and (b) the proposed transaction between Actava and Metromedia International Telecommunications, Inc., which is the subject of the letter dated as of the date hereof between Actava and Metromedia International, Inc., and





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International Telcell, Inc., a copy of which is attached hereto as Exhibit C hereto and (vi) receipt of all requisite regulatory approvals, including approval with respect to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                 3. Press Release. Promptly after the execution and delivery of this letter by the parties hereto, Actava and Metromedia Company shall issue a joint press release agreed upon by such parties. Thereafter, except as may be required by applicable law or pursuant to the rules and regulations of the National Association of Securities Dealers Automated Quotation System, neither Orion nor Sterling shall, and shall cause their respective affiliates and representatives not to, issue or cause the publication of any press release or other announcement with respect to the Proposed Transaction without the consent of the other party hereto.

                 4. Expenses. Each of the parties hereto agrees that if the Proposed Transaction is consummated, Actava will pay the fees and expenses of the parties hereto; provided, that, if the Proposed Transaction is not consummated, each party will pay its own costs and expenses incurred in connection with the Proposed Transaction.

                 5. Governing Law. This letter shall be governed by the laws of the State of New York without regard to the conflict of laws principles thereof.

                 6. Non-Binding Letter. This letter merely constitutes our current understanding of the Proposed Transaction but, except as set forth in the last sentence of this paragraph, shall not be binding upon the parties, nor shall it impose any obligations on the parties. Except as set forth in the last sentence of this paragraph, no binding obligation with respect to the Proposed Transaction will result unless the definitive agreements are executed and delivered by the parties. Notwithstanding the foregoing, paragraphs 3, 4 and 5 above and this paragraph shall constitute the legal, valid and binding obligation of the parties.





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                 If this letter correctly sets forth our understanding, please so acknowledge by signing in the space indicated below and returning the enclosed copy of this letter.


                                Very truly yours,

                                ORION PICTURES CORPORATION


                                By: /s/    John W. Hester
                                    -------------------------------------------
                                           John W. Hester
                                           Executive Vice President
                                           and General Counsel


ACCEPTED AND AGREED:

MCEG STERLING INCORPORATED


By: /s/ John Hyde
    ----------------------------
        John Hyde
        President and Chief
        Executive Officer


THE ACTAVA GROUP INC., as to Paragraph 4 only


By: /s/ John D. Phillips
    ----------------------------
        John D. Phillips
        President and Chief
        Executive Officer






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                                   Exhibit A


 Acquisition of Sterling Common Stock    MCEG Sterling Incorporated ("Sterling") and Orion Pictures
                                         Corporation ("Orion") will enter in an agreement which will ultimately provide for an exchange by Sterling's
                                         stockholders of their shares for shares of The Actava
                                         Group, Inc. ("Actava") as described below.  It is the
                                         parties intention to effect the exchange of Sterling stock for Actava stock pursuant to one or more "reorganizations"
                                         within the meaning of Section 368 of the Internal Revenue
                                         Code of 1986, as amended.  Initially, the outstanding
                                         shares of common stock of Sterling will be exchanged for
                                         1,000,000 shares of Orion common stock.

 Minimum Consideration                   Immediately following the acquisition of Sterling by Orion,
                                         Orion will be acquired by Actava (the "Orion Acquisition")
                                         and Orion agrees that in connection with the Orion
                                         Acquisition, Sterling's former stockholders, as
                                         stockholders of Orion, will receive Actava common stock
                                         registered under the Securities Act of 1933, as amended,
                                         with an aggregate value determined on the closing date of
                                         the transaction of not less than $6.0 million (the "Minimum
                                         Value").  If Sterling's former stockholders are to receive
                                         Actava common stock with a value less than the Minimum
                                         Value, Orion will provide the former Sterling stockholders pro rata with an additional amount of cash or Orion common stock (at Orion's option) sufficient for the former
                                         Sterling stockholders to receive Actava common stock equal to the Minimum Value.

 Maximum Consideration                   Sterling agrees that the shares of Actava stock its former stockholders receive in the Orion Acquisition shall not
                                         have an aggregate value determined on the closing date of
                                         the transaction of more than $8.5 million.  If Sterling's
                                         stockholders are to receive Actava common stock with an
                                         aggregate value determined on the closing date of the
                                         transaction of more than $8.5 million, the aggregate number of common shares issued to Sterling's former stockholders
                                         in the acquisition shall be adjusted such that the Actava
                                         shares to be received by Sterling's former stockholders in the Orion Acquisition will have an aggregate value of not
                                         more than $8.5 million.





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